Other Comprehensive Income (Loss) - Components of Accumulated Other Comprehensive Income (Loss) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accumulated Other Comprehensive Income (Loss), Net of Tax [Abstract]
Pension benefit adjustments	$ (27,134)	$ (20,954)
Unrealized net holding loss on cash flow hedge	0	(550)
Unrealized net holding gains on AFS securities	9,616	12,673
Total accumulated other comprehensive loss	$ (17,518)	$ (8,831)